EXHIBIT 4.1

                NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

NUMBER                                                                SHARES
[    ]                                                                [    ]

                           EXCALIBUR INDUSTRIES, INC.
                INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                  COMMON STOCK                 CUSIP 800649 10 0


THIS CERTIFIES THAT:




Is owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF $.001 PAR VALUE
                                 PER SHARE, OF

========================== EXCALIBUR INDUSTRIES, INC. ==========================

transferable on the books of the Corporation in person or by attorney upon surrender of this certificate duly endorsed or assigned. This certificate and the shares represented hereby are subject to the laws of the State of Delaware, and to the Articles of Incorporation and Bylaws of the Corporation, as now or hereafter amended. This Certificate is not valid until countersigned by the Transfer Agent.

         WITNESS the facsimile seal of the Corpoation and the facsimile signatures of its duly authorized officers.

DATED:                                COUNTERSIGNED:
                                         AMERICAN REGISTRAR & TRANSFER CO.
                                         PO Box 1768, Salt Lake City, Utah 84110
                                      By /s/ signature
                                         ---------------------------------------
                                         Registrar, Authorized Signature

                      [SEAL OF EXCALIBUR INDUSTRIES, INC.]

/s/ signature                                               /s/ signature
-------------------------                                   --------------------
   SECRETARY                                                  PRESIDENT

                                    NOTICE: By accepting delivery of this
                                    certificate the record holder and any
                                    assignee(s) accept and agree to the
                                    conditions under "Notice" on the reverse.

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      For Value Received, __________ hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE
---------------------------------------
|                                     |
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________________________________________________________________________________
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________________
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated, __________________________       ________________________________________
                                                     (SIGNATURE)
                                        ________________________________________
                                                     (SIGNATURE)

                                        ________________________________________
                                        | SIGNATURE(S) GUARANTEED BY:          |
                                        |                                      |
                                        |                                      |
                                        |                                      |
                                        |______________________________________|

NOTICE: By accepting delivery of this certificate the record holder and any assignee(s) accept and agree to the following:

(1) To entitle anyone presenting this certificate to the transfer agent to have the shares it represents transferred, an endorsement in respect thereof MUST correspond with the name as written upon the face of the certificate in every particular without alteration or enlargement or any change whatever.

(2) All signatures constituting or which are part of an endorsement in respect of the shares represented by this certificate MUST be guaranteed by an eligible guarantor institution (banks, stockbrokers) with membership in an approved signature guarantee program (e.g. "MEDALLION", "STAMP"), pursuant to SEC RULE 17 Ad-15.

(3) The following abbreviations when used in the registration on the front of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common               ___CFBO  ___UGMA/ST - Custodian for the benefit of
TEN ENT - as tenants by the entireties                or UTMA/ST   minor under uniform gifts (or
JT TEN - as joint tenants with right of                            transfers) to minors act/state
         survivorship and not as
         tenants in common

    Additional abbreviations may also be used though not in the above list.

(4) Transfer fee(s) are, and other fees may be, applicable to any request for transfer or exchange of this certificate - check with transfer agent before submitting.

(5) In all cases where this certificate is presented or delivered to the transfer agent, it or the resultant newly issued certificate(s) will be returned or delivered by 1st class mail unless other arrangements satisfactory to the transfer agent (e.g. provision of a prepaid courier airbill or payment of sufficient additional cash) are made in advance for delivery by some other means, and the risk of lost of any certificate(s) in the mails and expense (premium for an open penalty indemnity bond and agent's replacement fees) of obtaining a replacement certificate(s) shall be on and borne by the person delivering this certificate to the agent.